MUNIVEST
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1999

MUNIVEST FUND II, INC.

The Benefits and
Risks of
Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock share-holders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                                          MuniVest Fund II, Inc., April 30, 1999

DEAR SHAREHOLDER

For the six months ended April 30, 1999, the Common Stock of MuniVest Fund II, Inc. earned $0.410 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.67%, based on a month-end per share net asset value of $14.60. Over the same period, the total investment return on the Fund's Common Stock was +1.19%, based on a change in per share net asset value from $14.85 to $14.60, and assuming reinvestment of $0.415 per share income dividends.

For the six months ended April 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.53% for Series A, 3.43% for Series B and 3.05% for Series C.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable.

Long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was under written, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

During the last several months, we adopted a more neutral investment strategy, since indicators pointed to a continuation of healthy domestic economic growth and benign inflation. In addition, we believed that long-term tax-exempt bond yields would continue to trade in a relatively narrow range, centered around present levels. Consequently, we focused on income-producing securities rather than those issues with the potential for capital gains. Should the tax-exempt bond market perform as expected, coupon income will be the more important component of the Fund's performance. MuniVest Fund II, Inc. remained fully invested for most of the past several months. We expect to maintain this position going forward in order to seek to enhance shareholder income.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

June 3, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniVest Fund II, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.


                                      2 & 3

                                          MuniVest Fund II, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P     Moody's   Face                                                                             Value
STATE                  Ratings   Ratings   Amount    Issue                                                                (Note 1a)
==================================================================================================================================
Alabama--2.4%            AAA       NR*    $ 2,500    Jefferson County, Alabama, Sewer Revenue Bonds, RIB,
                                                     Series 124, 6.39% due  2/01/2036 (c)(e)                              $  2,594
                         NR*       Aaa      7,250    Jefferson County, Alabama, Sewer Revenue Bonds, RITR,
                                                     Series 7, 6.32% due 2/01/2027 (e)                                       7,520
==================================================================================================================================
Arizona--1.8%            A1+       P1       4,600    Coconino County, Arizona, Pollution Control Corporation
                                                     Revenue Bonds (Arizona Public Service--Navajo Project),
                                                     VRDN, AMT, Series A, 4.25% due 10/01/2029 (a)                           4,600
                         AAA       Aaa      2,315    Maricopa County, Arizona, GO, Unified School District No. 3
                                                     Refunding Bonds (Tempe Elementary), 7.50% due 7/01/2010 (c)             2,911
==================================================================================================================================
Colorado--2.3%           NR*       Aa2      1,285    Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior
                                                     Series F, 8.625% due 6/01/2025                                          1,373
                         BBB+      Baa1     5,940    Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                     Series C, 6.75% due 11/15/2002                                          6,407
                         A1+       VMIG1+   2,100    Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                     VRDN, 4.15% due 5/01/2013 (a)(b)                                        2,100
==================================================================================================================================
Delaware--0.6%           AAA       Aaa      2,250    Delaware Transportation Authority, Transportation System
                                                     Revenue Bonds (Senior), 7% due 7/01/2004 (c)(g)                         2,612
==================================================================================================================================
Florida--2.5%            BBB       Baa1     3,655    Escambia County, Florida, PCR (Champion International
                                                     Corporation Project), AMT, 6.90% due  8/01/2022                         4,034
                         AAA       Aaa      6,490    Florida State Board of Education, Lottery Revenue Bonds, Series
                                                     A, 5.125% due 7/01/2012 (c)                                             6,743
==================================================================================================================================
Georgia--5.0%                                        Georgia Municipal Electric Authority, Power Revenue Refunding
                                                     Bonds (Crossover):
                         A         A3       6,000      Series W, 6.60% due 1/01/2018                                         7,035
                         A         A3      11,035      Series Y, 6.50% due 1/01/2017                                        12,862
                         A         A3       1,250    Georgia Municipal Electric Authority, Power Revenue Refunding
                                                     Bonds, Series X, 6.50% due 1/01/2020                                    1,456
==================================================================================================================================
Hawaii--2.2%             A         A        2,000    Hawaii State Department of Budget and Finance, Special Purpose
                                                     Revenue Bonds, 6.25% due 7/01/2021                                      2,168
                         AAA       Aaa      7,800    Honolulu, Hawaii, City and County, Wastewater System Revenue
                                                     Refunding Bonds, Second Bond Resolution (Junior Series), 4.50%
                                                     due 7/01/2028 (c)                                                       7,006
==================================================================================================================================
Idaho--0.6%              NR*       Aaa      2,255    Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds,
                                                     AMT, Series E-2, 6.90% due 1/01/2027                                    2,409
==================================================================================================================================
Illinois--16.3%                                      Chicago, Illinois, GO, Refunding Bonds (Project and
                                                     Refunding) (c):
                         AAA       Aaa      6,550      5.25% due 1/01/2028                                                   6,540
                         AAA       Aaa      5,000      Series A, 5.375% due 1/01/2024                                        5,083
                         A1        NR*      2,500    Chicago, Illinois, GO, Refunding, RIB, Series 126, 6.38% due
                                                     1/01/2034 (c)(e)                                                        2,566
                         AA-       Aa3      6,925    Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas),
                                                     Series A, 6.875% due 3/01/2015                                          7,521
                         AAA       NR*      2,075    Chicago, Illinois, Sales Tax Revenue Bonds, RIB, Series 92,
                                                     6.355% due 1/01/2030 (c)(e)                                             2,130
                         NR*       Aaa      3,000    Chicago, Illinois, Sales Tax Revenue Bonds, RITR, Series 24,
                                                     6.32% due 1/01/2027 (e)                                                 3,099
                         AAA       Aaa     10,000    Cook County, Illinois, GO, Refunding, Series B, 5.375% due
                                                     11/15/2018 (d)                                                         10,140
                         AA        Aa1      2,550    Illinois HDA, Residential Mortgage Revenue Bonds, AMT,
                                                     6.874% due 2/01/2018                                                    2,697
                         A+        A1       6,900    Illinois HDA, Revenue Refunding Bonds (M/F Housing),
                                                     Series A, 7.375% due 7/01/2017                                          7,504
                         A+        A1       6,500    Illinois HDA, Revenue Refunding Bonds (M/F Program), Series
                                                     5, 6.75% due 9/01/2023                                                  7,047
                                                     Regional Transportation Authority, Illinois, Revenue Bonds,
                                                     Series A:
                         AAA       Aaa      1,500      7.20% due 11/01/2020 (b)                                              1,915
                         AAA       Aaa      7,000      6.70% due 11/01/2021 (c)                                              8,564
                                                     Regional Transportation Authority, Illinois, Revenue Bonds,
                                                     Series C (c):
                         AAA       Aaa      2,500      7.75% due 6/01/2020                                                   3,385
                         AAA       Aaa      1,000      7.10% due 6/01/2025                                                   1,142
==================================================================================================================================
Indiana--11.4%                                       Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                     Program), Series A:
                         AAA       NR*      2,750      6.875% due 2/01/2012                                                  3,139
                         AAA       NR*      5,750      6.75% due 2/01/2017                                                   6,494
                         AA        Aa3      2,500    Indiana Health Facility Financing Authority, Hospital Revenue
                                                     Refunding Bonds (Clarian Health Partners Inc.), Series A, 6%
                                                     due 2/15/2021                                                           2,680
                         NR*       Aaa      5,545    Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                     Series A, 6.80% due 1/01/2017 (f)                                       5,843
                                                     Indiana Transportation Finance Authority, Highway Revenue
                                                     Bonds, Series A:
                         AA-       Aa2      2,000      7.25% due 6/01/2015                                                   2,499
                         AA-       Aa3      3,775      6.80% due 12/01/2016                                                  4,588
                                                     Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                     Revenue Bonds, Series D:
                         AA        NR*      8,750      6.75% due 2/01/2014                                                  10,421
                         AA        NR*     11,800      6.75% due 2/01/2020                                                  12,936
==================================================================================================================================
Louisiana--2.9%          NR*       A3       2,000    Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                     Facilities Revenue Refunding Bonds (Trunkline Long
                                                     Company Project), 7.75% due 8/15/2022                                   2,257
                         B-        NR*     10,000    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                     Company Project), 6.50% due 1/01/2017                                   9,970
==================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM)    Adjustable Convertible Extendable Securities
AMT         Alternative Minimum Tax (subject to)
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
VRDN        Variable Rate Demand Notes


                                     4 & 5

                                          MuniVest Fund II, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P     Moody's   Face                                                                             Value
STATE                  Ratings   Ratings   Amount    Issue                                                                (Note 1a)
==================================================================================================================================
Maine--1.5%              AA        Aa2    $ 6,085    Maine State Housing Authority, Mortgage Purchase Revenue Bonds,
                                                     AMT, Series C-2, 6.875% due 11/15/2023                               $  6,581
==================================================================================================================================
Maryland--0.8%           A-        NR*      2,000    Maryland State Energy Financing Administration, Solid Waste
                                                     Disposal Revenue Bonds, Limited Obligation (Wheelabrator Water
                                                     Projects), AMT, 6.45% due 12/01/2016                                    2,179
                         AAA       Aaa      1,000    Maryland State Health and Higher Educational Facilities Authority
                                                     Revenue Bonds (University of Maryland Medical Systems), Series B,
                                                     7% due 7/01/2022 (c)                                                    1,264
==================================================================================================================================
Massachusetts--2.0%      AA-       Aa3      1,000    Massachusetts State College Building Authority Project, Revenue
                                                     Refunding Bonds, Senior Series A, 7.50% due 5/01/2011                   1,268
                         A         A1       6,000    Massachusetts State Water Resource Authority Revenue Bonds,
                                                     Series A, 6.50% due 7/15/2019                                           7,060
==================================================================================================================================
Michigan--6.4%           AAA       Aaa      2,500    Avondale, Michigan, School District, GO, Refunding, 4.75% due
                                                     5/01/2022 (b)                                                           2,363
                         AAA       Aaa      1,650    Holly, Michigan, Area School District, GO, Refunding, 4.75% due
                                                     5/01/2025 (c)                                                           1,549
                         AA        Aa2      5,000    Michigan State Building Authority, Revenue Refunding Bonds
                                                     (Facilities Program), Series 1, 4.75% due 10/15/2021                    4,716
                         AAA       Aaa      2,375    Michigan State, HDA, Rental Housing Revenue Bonds, AMT,
                                                     Series A, 5.30% due 10/01/2037 (d)                                      2,359
                         AA-       NR*      2,355    Michigan State, HDA, Rental Housing Revenue Refunding
                                                     Bonds, Series A, 6.65% due 4/01/2023                                    2,515
                         AA+       NR*      2,590    Michigan State, HDA, Revenue Bonds, Series A, 6.875% due
                                                     6/01/2023                                                               2,662
                         AA+       NR*      4,260    Michigan State, HDA, Revenue Refunding Bonds, AMT, Series
                                                     D, 6.85% due 6/01/2026 (f)                                              4,493
                         BBB       Baa2     3,500    Michigan State Hospital Finance Authority, Revenue Refunding
                                                     Bonds (Detroit Medical Center Obligation Group), Series A,
                                                     6.50% due 8/15/2018                                                     3,607
                         AAA       Aaa      2,500    Plymouth--Canton, Michigan, Community School District,
                                                     GO, 4.75% due 5/01/2023 (h)                                             2,360
                         AA        VMIG1+     300    Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                                     Revenue Bonds (William Beaumont Hospital), VRDN, Series
                                                     L, 4.20% due 1/01/2027 (a)                                                300
                         A1+       VMIG1+     500    University of Michigan, University Hospital Revenue Bonds,
                                                     VRDN, Series A, 4.15% due 12/01/2027 (a)                                  500
==================================================================================================================================
Minnesota--2.0%          AAA       NR*      1,780    Minnesota Agriculture and Economic Development Board,
                                                     Health Care Revenue Refunding Bonds (Benedictine Health),
                                                     Series A, 5% due 2/15/2010 (d)                                          1,834
                                                     Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                         AA+       Aa2      2,495      Series L, 6.70% due 7/01/2020                                         2,650
                         AA+       Aa2      3,675      Series M, 6.70% due 7/01/2026                                         3,903
==================================================================================================================================
Nebraska--1.1%           AAA       Aaa      2,100    American Public Energy Agency, Nebraska, Gas Supply Revenue
                                                     Bonds (Nebraska Public Gas Agency Project), Series A, 5.25%
                                                     due 6/01/2009 (b)                                                       2,220
                         AAA       Aaa      2,200    Lancaster County, Nebraska, Hospital Authority No. 1,
                                                     Hospital Revenue Bonds (Bryan Memorial Hospital Project),
                                                     6.70% due 6/01/2022 (d)(i)                                              2,484
==================================================================================================================================
Nevada--3.1%             AAA       Aaa      2,500    Clark County, Nevada, School District, GO, 6.75% due
                                                     12/15/2004 (c)(g)                                                       2,874
                         A         A2       5,000    Henderson, Nevada, Health Care Facilities Revenue Bonds
                                                     (Catholic Healthcare West), 5.375% due 7/01/2026                        4,898
                         AAA       Aaa      1,305    Nevada Housing Division, S/F Program, AMT, Senior Series E,
                                                     7% due 10/01/2019 (f)                                                   1,402
                         AAA       Aaa      2,500    Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                                     Pacific Power Company), AMT, 6.65% due 12/01/2017 (b)                   2,739
                         A1+       P1       1,400    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                     Pacific Power Company Project), AMT, VRDN, 4.30% due
                                                     12/01/2020 (a)                                                          1,400
==================================================================================================================================
New Jersey--1.6%         AAA       Aaa      3,000    New Jersey Health Care Facilities Financing Authority, Revenue
                                                     Refunding Bonds (Saint Barnabas Health), Series B, 5.25% due
                                                     7/01/2013 (d)                                                           3,119
                         AAA       Aaa      3,435    New Jersey State Housing and Mortgage Finance Agency Revenue
                                                     Bonds (Home Buyer), AMT, Series M, 6.95% due 10/01/2022 (d)             3,742
==================================================================================================================================
New York--15.5%          AAA       Aaa      2,500    Long Island Power Authority, New York, Electric System Revenue
                                                     Bonds, Series A, 5.50% due 12/01/2029 (d)                               2,578
                         AAA       Aaa      2,500    Metropolitan Transportation Authority, New York, Commuter
                                                     Facilities Revenue Refunding Bonds (Service Contract), Series
                                                     Q, 5.125% due 7/01/2014 (b)                                             2,567
                         AAA       Aaa      2,000    Metropolitan Transportation Authority, New York, Dedicated
                                                     Tax Fund Revenue Bonds, Series A, 5.25% due 4/01/2026 (d)               2,026
                         AAA       Aaa      2,840    Metropolitan Transportation Authority, New York, Transit
                                                     Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                                     7/01/2026 (c)                                                           2,671
                         AA        Aa2      5,000    Municipal Assistance Corporation for City of New York,
                                                     Revenue Refunding Bonds, Series O, 5.25% due 7/01/2008                  5,345
                         A-        A3       2,500    New York City, New York, GO, Refunding, Series C, 5.875%
                                                     due 2/01/2016                                                           2,694
                         A-        Aaa      4,000    New York City, New York, GO, Series B, 7.25% due
                                                     8/15/2004 (g)                                                           4,665
                         NR*       Aaa      6,250    New York City, New York, Municipal Water Finance Authority,
                                                     Water and Sewer System Revenue Bonds, RITR, Series 10, 6.32%
                                                     due 6/15/2026 (e)                                                       6,567
                         AAA       Aaa      2,250    New York City, New York, Municipal Water Finance Authority,
                                                     Water and Sewer System Revenue Bonds, Series B, 5.50% due
                                                     6/15/2027 (d)                                                           2,350
                         A         A1       5,000    New York City, New York, Municipal Water Finance Authority,
                                                     Water and Sewer System Revenue Refunding Bonds, Series B,
                                                     5.25% due 6/15/2029                                                     5,010
                                                     New York City, New York, Transitional Finance Authority
                                                     Revenue Bonds (Future Tax Secured):
                         AA        Aa3      7,000      Series B, 4.75% due 11/01/2023                                        6,585
                         AA        Aa3      3,595      Series C, 5.25% due 5/01/2013                                         3,754
                         AA        Aa3      5,000      Series C, 4.75% due 5/01/2023                                         4,707
                                                     New York State Dormitory Authority Revenue Bonds (Mental
                                                     Health Services Facilities Improvement) (b):
                         AAA       Aaa      3,500      Series F, 4.50% due 8/15/2028                                         3,148
                         AAA       Aaa      1,550      Series G, 4.50% due 8/15/2018                                         1,437
                         NR*       NR*      4,000    New York State Energy Research and Development Authority,
                                                     Gas Facilities Revenue Bonds, RITR, Series 9, 6.57% due
                                                     1/01/2021 (e)                                                           4,340
                         AAA       Aaa      3,000    New York State Urban Development Corporation Revenue
                                                     Bonds (Correctional Facilities Service Contract), Series B, 5.25%
                                                     due 1/01/2014 (b)                                                       3,128
                         AAA       Aaa      2,500    Triborough Bridge and Tunnel Authority, New York, Special
                                                     Obligation Revenue Refunding Bonds, Series A, 5.125% due
                                                     1/01/2015 (d)                                                           2,563
==================================================================================================================================
Pennsylvania--0.8%       NR*       VMIG1+     855    Allegheny County, Pennsylvania, Hospital Development
                                                     Authority Revenue Bonds (Presbyterian University Hospital),
                                                     ACES, Series B-3, 4.05% due 3/01/2018 (a)                                 855
                         NR*       Aaa      2,360    Montgomery County, Pennsylvania, GO, 5.40% due 9/15/2019                2,424
==================================================================================================================================


                                     6 & 7

                                          MuniVest Fund II, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P     Moody's   Face                                                                             Value
STATE                  Ratings   Ratings   Amount    Issue                                                                (Note 1a)
==================================================================================================================================
South Carolina--1.0%     A-        A2     $ 3,000    Richland County, South Carolina, Solid Waste Disposal
                                                     Facilities Revenue Bonds (Union Camp Corporation Project),
                                                     AMT, Series B, 7.125% due 9/01/2021                                  $  3,237
                         NR*       Aa2        880    South Carolina Housing Finance and Development Authority,
                                                     Mortgage Revenue Bonds, AMT, Series A, 6.70% due
                                                     7/01/2027                                                                 942
==================================================================================================================================
Tennessee--1.0%          AAA       Aaa      4,500    Metropolitan Government, Nashville and Davidson County,
                                                     Tennessee, Water and Sewer Revenue Refunding Bonds, Series A,
                                                     4.75% due 1/01/2022 (c)                                                 4,272
==================================================================================================================================
Texas--4.5%              AAA       Aaa      2,290    Austin, Texas, Revenue Bonds, 4.62%** due 5/15/2013                     1,149
                         AA-       Aa3      2,500    Guadalupe--Blanco River Authority, Texas, Sewage and Solid
                                                     Waste Disposal Facility Revenue Bonds (E. I. du Pont de Nemours
                                                     and Company Project), AMT, 6.40% due 4/01/2026                          2,730
                                                     Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Bonds (Memorial Hospital System Project),
                                                     Series A (g):
                         NR*       NR*      1,500      6.60% due 6/01/2004                                                   1,698
                         NR*       NR*      1,500      6.625% due 6/01/2004                                                  1,700
                         NR*       Aa3      5,000    Harris County, Texas, Health Facilities Development Corporation
                                                     Revenue Bonds, RITR, Series 6, 6.995% due 12/01/2027 (e)                5,453
                         NR*       Aaa      6,000    Houston, Texas, Water and Sewer System Revenue Bonds, RITR,
                                                     Series 5, 6.32% due 12/01/2027 (c)(e)                                   6,293
==================================================================================================================================
Virginia--1.9%           A-        A2       3,115    Isle Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                     Revenue Bonds (Union Camp Corporation Project), AMT, 6.55%
                                                     due 4/01/2024                                                           3,363
                         BBB-      Baa3     5,000    Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                     Bonds, Senior Series A, 5.50% due 8/15/2028                             4,928
==================================================================================================================================
Washington--3.4%                                     Washington State Public Power Supply System, Revenue
                                                     Refunding Bonds (Nuclear Project No. 1), Series B:
                         AA-       Aa1      4,950      7.25% due 7/01/2009                                                   5,848
                         AA-       Aa1      5,000      7.125% due 7/01/2016                                                  6,240
                         AAA       Aaa      1,900    Washington State Public Power Supply System, Revenue Refunding
                                                     Bonds (Nuclear Project No. 3), Series B, 7.125% due
                                                     7/01/2016 (d)                                                           2,372
==================================================================================================================================
Wisconsin--1.0%          AA        Aa2      1,975    Wisconsin Housing and Economic Development Authority, Home
                                                     Ownership Revenue Refunding Bonds, AMT, Series D, 6.65% due
                                                     7/01/2025                                                               2,095
                         NR*       A3       2,000    Wisconsin State Health and Educational Facilities Authority,
                                                     Revenue Refunding Bonds (Saint Claire Hospital Project), 7% due
                                                     2/15/2002 (g)                                                           2,203
==================================================================================================================================
Wyoming--2.4%            BBB-      Baa2     5,000    Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                     (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024                 5,489
                         AA        Aa2      1,500    Wyoming Community Development Authority Revenue Bonds, S/F
                                                     Mortgage, AMT, Series H, 7.10% due 6/01/2012 (f)                        1,614
                         AA        Aa2      3,105    Wyoming Community Development Authority, Revenue Refunding
                                                     Bonds, S/F Mortgage, Series B, 6.70% due 6/01/2017                      3,199
==================================================================================================================================
                         Total Investments (Cost--$395,172)--98.0%                                                         417,270
                         Other Assets Less Liabilities--2.0%                                                                 8,328
                                                                                                                          --------
                         Net Assets--100.0%                                                                               $425,598
                                                                                                                          ========
==================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(f)   FHA Insured.
(g)   Prerefunded.
(h)   FSA Insured.
(i)   Escrowed to maturity.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................   39.9%
AA/Aa ...............................................................   28.7
A/A .................................................................   17.3
BBB/Baa .............................................................    5.7
B/B .................................................................    2.3
NR (Not Rated) ......................................................    1.8
Other+ ..............................................................    2.3
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.


                                     8 & 9

                                          MuniVest Fund II, Inc., April 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of April 30, 1999
============================================================================================================================
Assets:               Investments, at value (identified cost--$395,171,529) (Note 1a) ...                       $417,269,635
                      Cash ..............................................................                             82,166
                      Receivables:
                        Securities sold .................................................   $  8,318,591
                        Interest ........................................................      7,419,985          15,738,576
                                                                                            ------------
                      Prepaid expenses and other assets .................................                             20,267
                                                                                                                ------------
                      Total assets ......................................................                        433,110,644
                                                                                                                ------------
============================================================================================================================
Liabilities:          Payables:
                        Securities purchased ............................................      7,005,877
                        Dividends to shareholders (Note 1e) .............................        299,882
                        Investment adviser (Note 2) .....................................        186,923           7,492,682
                                                                                            ------------
                      Accrued expenses and other liabilities ............................                             19,674
                                                                                                                ------------
                      Total liabilities .................................................                          7,512,356
                                                                                                                ------------
============================================================================================================================
Net Assets:           Net assets ........................................................                       $425,598,288
                                                                                                                ============
============================================================================================================================
Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                        Preferred Stock, par value $.05 per share (5,400 shares
                        of AMPS* issued and outstanding at $25,000 per share
                        liquidation preference) .........................................                       $135,000,000
                        Common Stock, par value $.10 per share (19,907,055
                        shares issued and outstanding) ..................................   $  1,990,705
                      Paid-in capital in excess of par ..................................    277,543,484
                      Undistributed investment income--net ..............................      2,887,219
                      Accumulated realized capital losses on investments--net
                      (Note 5) ..........................................................    (13,921,226)
                      Unrealized appreciation on investments--net .......................     22,098,106
                                                                                            ------------
                      Total--Equivalent to $14.60 net asset value per share of
                      Common Stock (market price--$13.8125) .............................                        290,598,288
                                                                                                                ------------
                      Total capital .....................................................                       $425,598,288
                                                                                                                ============
============================================================================================================================

                    * Auction Market Preferred Stock.

                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                      For the Six Months Ended April 30, 1999
============================================================================================================================
Investment            Interest and amortization of premium and discount earned ..........                       $ 11,940,760
Income (Note 1d):
============================================================================================================================
Expenses:             Investment advisory fees (Note 2) .................................   $ 1,068,632
                      Commission fees (Note 4) ..........................................       164,762
                      Accounting services (Note 2) ......................................        44,388
                      Transfer agent fees ...............................................        39,221
                      Professional fees .................................................        37,155
                      Custodian fees ....................................................        15,433
                      Printing and shareholder reports ..................................        12,538
                      Listing fees ......................................................        11,700
                      Directors' fees and expenses ......................................         9,418
                      Pricing fees ......................................................         7,551
                      Other .............................................................        19,729
                                                                                            -----------
                      Total expenses ....................................................                          1,430,527
                                                                                                                ------------
                      Investment income--net ............................................                         10,510,233
                                                                                                                ------------
============================================================================================================================
Realized &            Realized gain on investments--net .................................                          1,710,802
Unrealized Gain       Change in unrealized appreciation on investments--net .............                         (6,737,404)
(Loss) on                                                                                                       ------------
Investments--Net      Net Increase in Net Assets Resulting from Operations ..............                       $  5,483,631
(Notes 1b, 1d & 3):                                                                                             ============
============================================================================================================================

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six           For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,          October 31,
                      Increase (Decrease) in Net Assets:                                        1999                1998
============================================================================================================================
Operations:           Investment income--net ............................................   $  10,510,233       $ 21,617,028
                      Realized gain on investments--net .................................       1,710,802          9,035,426
                      Change in unrealized appreciation on investments--net .............      (6,737,404)        (3,923,226)
                                                                                            -------------       ------------
                      Net increase in net assets resulting from operations ..............       5,483,631         26,729,228
                                                                                            -------------       ------------
============================================================================================================================
Dividends to          Investment income--net:
Shareholders            Common Stock ....................................................      (8,261,727)       (16,701,482)
(Note 1e):              Preferred Stock .................................................      (2,244,366)        (4,752,270)
                                                                                            -------------       ------------
                      Net decrease in net assets resulting from dividends to shareholders     (10,506,093)       (21,453,752)
                                                                                            -------------       ------------
============================================================================================================================
Net Assets:           Total increase (decrease) in net assets ...........................      (5,022,462)         5,275,476
                      Beginning of period ...............................................     430,620,750        425,345,274
                                                                                            -------------       ------------
                      End of period* ....................................................   $ 425,598,288       $430,620,750
                                                                                            =============       ============
============================================================================================================================
                    * Undistributed investment income--net ..............................   $   2,887,219       $  2,883,079
                                                                                            =============       ============
============================================================================================================================

                      See Notes to Financial Statements.


                                    10 & 11

                                          MuniVest Fund II, Inc., April 30, 1999

FINANCIAL HIGHLIGHTS

                                                              For the
                                                                Six
The following per share data and ratios have been derived      Months
from information provided in the financial statements.         Ended                For the Year Ended October 31,
                                                              April 30,     ---------------------------------------------
Increase (Decrease) in Net Asset Value:                         1999           1998        1997        1996        1995
=========================================================================================================================
Per Share
Operating
Performance:

Net asset value, beginning of period ......................  $   14.85      $   14.59   $   14.12   $   13.93   $   12.56
                                                             ---------      ---------   ---------   ---------   ---------
Investment income--net ....................................        .54           1.08        1.13        1.10        1.11
Realized and unrealized gain (loss) on investments--net ...       (.26)           .26         .46         .18        1.37
                                                             ---------      ---------   ---------   ---------   ---------
Total from investment operations ..........................        .28           1.34        1.59        1.28        2.48
                                                             ---------      ---------   ---------   ---------   ---------
Less dividends to Common Stock shareholders from
  investment income--net ..................................       (.42)          (.84)       (.88)       (.85)       (.85)
                                                             ---------      ---------   ---------   ---------   ---------
Effect of Preferred Stock activity:
  Dividends to Preferred Stock shareholders from
    investment income--net ................................       (.11)          (.24)       (.24)       (.24)       (.26)
                                                             ---------      ---------   ---------   ---------   ---------
Net asset value, end of period ............................  $   14.60      $   14.85   $   14.59   $   14.12   $   13.93
                                                             =========      =========   =========   =========   =========
Market price per share, end of period .....................  $ 13.8125      $ 14.4375   $  13.875   $  12.625   $  12.125
                                                             =========      =========   =========   =========   =========
=========================================================================================================================
Total Investment
Return: **

Based on market price per share ...........................      (1.53%)+       10.37%      17.32%      11.43%      25.68%
                                                             =========      =========   =========   =========   =========
Based on net asset value per share ........................       1.19%+         7.96%      10.31%       8.47%      19.27%
                                                             =========      =========   =========   =========   =========
=========================================================================================================================
Ratios to Average
Net Assets:***

Expenses ..................................................        .67%*          .66%        .68%        .68%        .69%
                                                             =========      =========   =========   =========   =========
Investment income--net ....................................       4.92%*         5.06%       5.30%       5.30%       5.55%
                                                             =========      =========   =========   =========   =========
=========================================================================================================================
Supplemental
Data:

Net assets, net of Preferred Stock, end of period
  (in thousands) ..........................................  $ 290,598      $ 295,621   $ 290,345   $ 281,036   $ 277,230
                                                             =========      =========   =========   =========   =========
Preferred Stock outstanding, end of period
  (in thousands) ..........................................  $ 135,000      $ 135,000   $ 135,000   $ 135,000   $ 135,000
                                                             =========      =========   =========   =========   =========
Portfolio turnover ........................................      45.98%        140.55%      57.80%      46.58%      95.62%
                                                             =========      =========   =========   =========   =========
=========================================================================================================================
Leverage:

Asset coverage per $1,000 .................................  $   3,153      $   3,190   $   3,151   $   3,082   $   3,054
                                                             =========      =========   =========   =========   =========
=========================================================================================================================
Dividends
Per Share on
Preferred Stock
Outstanding:

Series A--Investment income--net ..........................  $     440      $     897   $     880   $     898   $     967
                                                             =========      =========   =========   =========   =========
Series B--Investment income--net ..........................  $     427      $     875   $     872   $     879   $     891
                                                             =========      =========   =========   =========   =========
Series C--Investment income--net ..........................  $     380      $     869   $     869   $     886   $   1,070
                                                             =========      =========   =========   =========   =========
=========================================================================================================================

                   * Annualized.
                  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 *** Do not reflect the effect of dividends to Preferred Stock shareholders.
                   + Aggregate total investment return.

                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price option (options written) or the last bid price (options purchased ). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes


                                    12 & 13

                                          MuniVest Fund II, Inc., April 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $189,519,905 and $186,342,281, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $ 1,239,502        $22,098,106
Financial futures contracts ..............            471,300                 --
                                                  -----------        -----------
Total ....................................        $ 1,710,802        $22,098,106
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $22,098,106, of which $24,311,592 related to appreciated securities and $2,213,486 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $395,171,529.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.20%; Series B, 3.20%; and Series C, 3.15%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $73,400 as commissions.

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a net capital loss carry forward of approximately $9,489,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065819 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniVest Fund II, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MVT


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           16807--4/99

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